Exhibit 99.1


                   CERTIFICATION PURSUANT TO
                    18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
                       SECTION 906 OF THE
                   SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Orbit E-Commerce, Inc. (the "Company") on Form 10-QSB for the period ended January 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

     (1)  The  Report  fully  complies with the  requirements  of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The   information  contained  in  the   Report   fairly
          presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 17, 2003           /s/ Douglas C. Lloyd
                                   Douglas C.  Lloyd
                                   President  and Chief Executive
                                   Officer


Date: March 17, 2003           /s/ Donald G. Payne
                                   Donald G. Payne
                                   Chief Financial Officer